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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

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                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       June 19, 2000
                                                 -------------------------------

                     FIRST SECURITY AUTO OWNER TRUST 2000-1
                     --------------------------------------
                            FIRST SECURITY BANK, N.A.
                            -------------------------
             (Exact name of registrant as specified in its charter)




  United States of America              333-36730                87-6248687
------------------------------  --------------------------  --------------------
(State or other Jurisdiction     (Commission File Number)     (I.R.S. employer
     of Incorporation)                                       Identification No.)



                            First Security Bank, N.A.
                              79 South Main Street
                           Salt Lake City, Utah 84111
                    (Address of principal executive offices)
                    ----------------------------------------

Registrant's telephone number, including area code: 801-246-5706

                                   Page 1 of 4
                         Exhibit Index appears on Page 4

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ITEM 5.      OTHER EVENTS

             On June 19, 2000, the registrant made available to prospective investors a preliminary prospectus setting forth a description of the collateral pool and the proposed structure of $263,000,000.00 aggregate principal amount of Class A-1 ___% Asset Backed Notes, $493,000,000.00 aggregate principal amount of Class A-2 ___% Asset Backed Notes, $358,000,000.00 aggregate principal amount of Class A-3 ___% Asset Backed Notes, $321,300,000.00 aggregate principal amount of Class A-4 ___% Asset Backed Notes and $75,630,000.00 aggregate principal amount of Class B ___% Asset Backed Notes of First Security Auto Owner Trust 2000-1. The T-1 is attached hereto as Exhibit 99.

EXHIBIT 99   The following is filed as an Exhibit to this Report under Exhibit
             99.

                    T-1 dated June 16, 2000, with respect to the proposed issuance of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes and Class B Notes of First Security Auto Owner Trust 2000-1.



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                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FIRST SECURITY AUTO OWNER TRUST 2000-1

                                        (Registrant)
Dated: June 19, 2000
                                        By:  First Security Bank, N.A.,
                                             Individually and as Servicer


                                        By: /s/ Brad D. Hardy
                                            -----------------------------------
                                        Name:   Brad D. Hardy
                                        Title:  Authorized Officer



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                                INDEX TO EXHIBITS


                                                                 Sequentially
 Exhibit Number                       Exhibit                    Numbered Page
----------------    -------------------------------------------  -------------

99                  T-1 dated as of June 16, 2000                      5